UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

Tennessee	333-190028-01	62-1543816
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA*I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 22, 2026, Mid-America Apartments, L.P. (“MAALP”), the operating partnership of Mid-America Apartment Communities, Inc. (“MAA”), entered into a Term Loan Agreement (the “Loan Agreement”) with KeyBank National Association, as Administrative Agent, Keybanc Capital Markets Inc., Wells Fargo Securities, LLC, TD Bank, N.A. and Regions Capital Markets, as Joint Lead Arrangers and Joint Bookrunners, Wells Fargo Bank, National Association, TD Bank, N.A. and Regions Bank, as Co-Syndication Agents, JPMorgan Chase Bank, N.A. Mizuho Bank, LTD., PNC Bank, National Association, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents, and the lenders party thereto. The Loan Agreement provides an unsecured delayed draw term loan (the “DDTL Facility”) in the aggregate committed principal amount of up to $350 million. MAALP intends to use proceeds for general corporate purposes, including repayment of other debt.

Advances of loans under the DDTL Facility may be requested by MAALP in one or more draws (subject to a maximum of five draws) and will be available until December 21, 2026 (the “Commitment Expiration”) unless earlier terminated under the Loan Agreement. The Loan Agreement is scheduled to mature on November 15, 2030. The amounts due under the Loan Agreement may be prepaid, in whole or in part, subject to payment of applicable breakage fees. Amounts borrowed under the Loan Agreement may not be reborrowed after repayment. Amounts borrowed under the Loan Agreement will bear interest at a variable rate, at MAALP’s election, either (1) based upon the Secured Overnight Financing Rate (SOFR) plus an applicable margin ranging from 0.675% to 1.55% based upon MAALP’s credit rating or (2) at the base rate set forth in the Loan Agreement plus an applicable margin ranging from 0.00% to 0.550% based upon MAALP’s credit rating. Commencing September 15, 2026, MAALP will pay a quarterly commitment fee of 0.15% per annum on the average daily undrawn amount of the commitments until the Commitment Expiration. The Loan Agreement also contains an uncommitted accordion feature that allows MAALP to increase the total amount of unsecured indebtedness under the Loan Agreement to $550 million until the Commitment Expiration.

The Loan Agreement contains customary financial covenants, including covenants relating to unencumbered leverage ratio, total leverage ratio, total secured leverage ratio and adjusted consolidated EBITDA to consolidated fixed charges ratio, that are the same as the financial covenants in MAALP’s existing unsecured revolving credit facility, as well as other customary operating covenants that are substantially similar to those in MAALP’s existing unsecured revolving credit facility. The Loan Agreement also contains customary events of default, including, among others, nonpayment of principal or interest, material inaccuracy of representations and failure to comply with covenants. The Loan Agreement includes a cross-default provision that may be triggered by a default under MAALP’s existing unsecured revolving credit facility or other indebtedness in excess of $150 million, and a change of control provision under which a change of control of MAA or MAALP would constitute an event of default. The occurrence of an event of default under the Loan Agreement could result in the acceleration of MAALP’s obligation to repay the indebtedness outstanding under the Loan Agreement.

Some of the lending banks and their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to MAA and MAALP in the ordinary course of business.

The foregoing description of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. MAA and MAALP intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead are statements related to expectations, assumptions and beliefs regarding the future. Words such as “intends,” expects,” “plans,” “believes,” “will” and variations of such words and other similar expressions are intended to identify forward-looking statements.

In this Current Report, such forward-looking statements include expectations regarding use of loan proceeds under the DDTL Facility. These forward-looking statements involve risks and uncertainties which may cause actual results or outcomes to be materially different from the results or outcomes expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include risks identified in MAA’s and MAALP’s Annual Report on Form 10-K for the year ended December 31, 2025 and in other reports filed by MAA or MAALP with the Securities and Exchange Commission. In light of the significant uncertainties inherent in forward-looking statements, such statements should not be regarded as a representation by MAA, MAALP or any other person that the results or outcomes described in such statements will be achieved. Except as required by law, neither MAA nor MAALP undertakes any obligation to publicly update or revise forward-looking statements contained in this Current Report to reflect new events, circumstances or changes in expectations.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*

Term Loan Agreement dated June 22, 2026, by and among Mid-America Apartments, L.P., KeyBank National Association, as Administrative Agent, Keybanc Capital Markets Inc., Wells Fargo Securities, LLC, TD Bank, N.A. and Regions Capital Markets as Joint Lead Arrangers and Joint Bookrunners, Wells Fargo Bank, National Association, TD Bank, N.A. and Regions Bank as Co-Syndication Agents, and JPMorgan Chase Bank, N.A. Mizuho Bank, LTD., PNC Bank, National Association, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents, and the lenders party thereto

104	Cover Page Interactive Data File (formatted in Inline eXtensible Business Reporting Language)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	June 25, 2026	/s/ A. Clay Holder
A. Clay Holder
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc., its general partner

Date:	June 25, 2026	/s/ A. Clay Holder
A. Clay Holder
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)